Exhibit 99.1

Richard Ginsburg President & CEO

© 2008 Protection One, Inc . Forward-looking Statements Certain statements in this presentation may contain forward-looking information regarding Protection One, Inc. that are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Statements that are not historical fact are forward-looking statements. These forward-looking statements generally can be identified by, among other things, the use of forward-looking language such as the words “estimate,” “project,” “intend,” “believe,” “expect,” “anticipate,” “may,” “will,” “would,” “should,” “could,” “seeks,” “plans,” “intends,” or other words of similar import or their negatives. Such statements include those made on matters such as Protection One’s earnings and financial condition, litigation, accounting matters and business, its efforts to consolidate and reduce costs, its customer account acquisition strategy and attrition, its liquidity and sources of funding and its capital expenditures. The forwardlooking statements included in this presentation are based upon the current beliefs and expectations of the management of Protection One and are subject to certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Certain factors that could cause actual results to differ from those set forth in this presentation include: Protection One’s history of losses, which are likely to continue; failure to successfully integrate the business of Integrated Alarm Services Group, Inc.; principal and interest payment requirements of Protection One’s indebtedness; competition, including competition from companies that are larger than Protection One and have greater resources; losses of customers over time and difficulty acquiring new customers; changes in technology that may make Protection One’s services less attractive or obsolete or require significant expenditures to upgrade; the development of new services or service innovations by Protection One’s competitors; potential liability for failure to respond adequately to alarm activations; changes in management; the potential for environmental or man-made catastrophes in areas of high customer concentration; changes in conditions affecting the economy or security alarm monitoring service providers generally; and changes in federal, state or local government or other regulations or standards affecting Protection One’s operations. New factors emerge from time to time, and it is not possible for Protection One to predict all of such factors or the impact of each such factor on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement. Additional risks and factors are identified in Protection One’s filings with the Securities and Exchange Commission, including Protection One’s Annual Report on Form 10-K for the year ended December 31, 2006 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2007, which are available on Protection One’s website (http://www.protectionone.com). The forward-looking statements included in this presentation are made only as of the date of this presentation and Protection One undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

© 2008 Protection One, Inc .

© 2008 Protection One, Inc .

© 2008 Protection One, Inc . Company Snapshot Largest pure play alarm company in the U.S. Sectors: Retail, Multifamily, Wholesale 2007 Revenue: $348mm PF 2007 Revenue: $371mm 2007 EBITDA: $107mm PF 2007 EBITDA: $116mm 12-31-07 RMR: $26.7mm (1)(2) (2)(3) (1) Actual results for year ending 12/31/07, including results of IASG since acquisition on 4/2/07 (2) Preliminary and unaudited (3) Pro forma for year ending 12/31/07, including results of IASG for entire year (1)(2) (2)(3) (2)

© 2008 Protection One, Inc . Protection One Executive Leadership Richard Ginsburg President and Chief Executive Officer 21 years in industry Darius G. Nevin EVP & Chief Financial Officer 20 years in industry Peter J. Pefanis EVP and Chief Operating Officer 23 years in industry With a deep team of professionals in each operating and staff group Kim Lessner EVP and Chief Marketing Officer Former VP Strategy & Target Marketing at Verizon

© 2008 Protection One, Inc . A Proven Track Record Successful purchase and consolidation of dozens of portfolios Operational excellence >30% equity return to original investor Selling price was 7X average trading price for one year prior to announcement of sale Reversed very poor performance on almost all levels Engineered financial restructuring Returned company to growth with organic sales and acquisition of IASG Listed company on NASDAQ Global Market

© 2008 Protection One, Inc . Broad Operating Platform Leading provider of electronic security services in the U.S. Vertically integrated with strong national footprint 3,200 Employees 90% of US Population served 75 locations across the US including branches & six monitoring centers

© 2008 Protection One, Inc . Retail Operations 66 branch offices coast to coast, one of the few “true nationals” Organic growth strategy YTD 2007 annualized RMR additions of $2.3 million RMR: $20.6 million, almost 30% is commercial Significant recent investment in technology & sales force training Market Position #3 Residential Monitoring Commercial & Multifamily Monitoring Disaster Recovery Monitoring RMR: $20.6 million

© 2008 Protection One, Inc . Wholesale Operations Largest wholesale provider with more than 4,000 dealers served and 800,000 accounts monitored Autonomous business unit Dealers have option of leveraging Protection One purchasing power and new technologies Market Position: #1 RMR: $3.6 million

Wholesale Operations

CRITICOM MONITORING SERVICES

$7 million investment

- Multi million dollar new Southern California monitoring center
- Upgrading neglected technology in old King Central, Securion, and NACC central stations
- Disaster recovery
- Digital voice recording
- MAS B32 to MasterMind software upgrades



Dealer Benefits

- Give the small dealer the expertise, financial strength, and technology of a national company
- Proven ability and infrastructure to add high volumes of accounts in a short period of time
- Significant capital and effort to keep wholesale as an autonomous business unit.

PONE NASDAQ LISTED

© 2008 Protection One, Inc.

© 2008 Protection One, Inc . Multifamily Operations RMR: $2.5 million Largest and oldest provider of monitored security to multifamily market Residential rental market improving 60% EBITDA margins excluding corporate overhead allocations Market Position: #1

© 2008 Protection One, Inc . Key Retail Performance Metrics (2) Preliminary 12.6% 13.0% 13.4% 11.9% 13.2% 2004 2005 2006 2007 P1 Legacy With IASG (2) Retail Gross Attrition (1) Excludes the impact of Hurricane Katrina (1) (1) Retail Attrition, net of New Owners 10.4% 10.5% 10.9% 9.8% 11.3% 2004 2005 2006 2007 P1 Legacy With IASG (1) (1) (2)

© 2008 Protection One, Inc . Key Retail Performance Metrics $20.6 $16.4 $16.2 $16.2 2004 2005 2006 2007 Retail EOP RMR (millions) (2) (1) Based on September YTD 2007 results annualized (2) 2007 RMR as of 9/30/2007 Retail RMR Additions (millions) $1.2 $1.3 $1.3 $1.3 $0.5 $0.6 $0.8 $1.0 2004 2005 2006 2007 Residential Commercial (1) $1.7 $1.9 $2.1 $2.3

© 2008 Protection One, Inc . $58.3 $57.3 $47.8 $38.2 2004 2005 2006 2007(1) Retail Creation Cost (millions) (1) Based on September YTD 2007 results annualized Retail Creation Multiple 25.1 x 27.2 x 25.1 x 22.1 x 2004 2005 2006 2007(1) Key Retail Performance Metrics

© 2008 Protection One, Inc . Company Highlights Management with proven operating and marketing skills needed for next growth phase National infrastructure in place to deliver superior customer experience in all business segments, including national accounts Technology investments to reduce costs and enhance service differentiation Emphasis on attrition reduction through customer selection and service Ability to create recurring revenues organically in volume at attractive multiples Renewed focus on growth to leverage infrastructure and talents

© 2008 Protection One, Inc .

© 2008 Protection One, Inc . More resources devoted to building our brand Brand Building Commercial Push Continue our strategy of building and developing our commercial and national accounts business Attrition Critical metric Continued special attention to IASG base Alliance Development Develop new alliances to replace and go beyond the former BellSouth alliance Acquisitions Accretive acquisitions that complement our national infrastructure

© 2008 Protection One, Inc .

© 2008 Protection One, Inc . The Five C’s of Commercial >90% USA metro population coverage COVERAGE $30 million marketing/creation cost investment in 2008 CAPITAL COMMITMENT Currently only a 2% market share and a fiercely competitive sales team COMPETITIVENESS A management team with its roots in commercial CULTURE PSI completed our national commercial infrastructure. Now $5.8mm RMR strong COMMERCIAL BASE

© 2008 Protection One, Inc . Protection One has 2% Market Share of Growing Commercial Monitoring Market $3.8 Billion Market* P1’s Share Today Significant Market Opportunity 2007 2008 2009 2010 $3.8B $4.2B $4.6B $5.0B *Source: Protection One internal marketing analysis Commercial Monitoring Market Multibillion dollar P1 opportunity*

© 2008 Protection One, Inc . Commercial Monitoring Center Over $2 million invested Caters specifically to our commercial and multifamily customers

© 2008 Protection One, Inc . Our Progress $0 $200 $400 $600 $800 $1,000 $1,200 2002 2003 2004 2005 2006 2007 Building a strong commercial platform Commercial RMR Additions Growth (in thousands) Internal focus has produced strong results (1) (1) Based on September YTD 2007 results annualized

© 2008 Protection One, Inc .

© 2008 Protection One, Inc . What do we look for? 1) The Obvious: Fits in our footprint Not mass market Treated with TLC 2) Distressed: We will tackle the ugly ones 3) Size

© 2008 Protection One, Inc . Transaction Rationale Distressed asset High quality commercial base Retail assets could be serviced by P1 branch structure Our wholesale business was complementary to IASG’s Duplicative public company infrastructure Fixing distressed assets is a core competency.

© 2008 Protection One, Inc . Transaction Re-Cap Protection One Shareholders 72% IASG Shareholders 28% Protection One issued 7.1 million shares to IASG –100% stock transaction 27.9x RMR as of 12/31/06 8.8x LTM EBITDA as of 12/31/06 Total transaction value of $195.0 million Including approximately $115.3 million rollover of IASG Notes (1) Assumes equity purchase price of $88.3 million, debt of $115.3 million, make-whole payment of $1.2 million, accrued interest of $0.2 million and transaction fees and expenses of $10.8 million, less cash of $4.1 million, dealer notes receivable of $10.7 million and a seller note receivable of $6.0 million, based on IASG’s 12/31/2006 balance sheet. (2) Based on 2006 adjusted EBITDA of $22.2 million and RMR of $7.0 million. Purchase Price (1) Valuation Parameters (2) Consideration Pro Forma Ownership

© 2008 Protection One, Inc . Merger completed April 2007 Created largest US wholesale business Increased retail RMR base by $4 million including $1.4 million commercial Field service and customer service integrated on schedule Retail account base attrition trending down Cost Reductions: est. $12 million* *In 3Q07, cost reductions yielded almost $12 million annualized increase in EBITDA (from monitoring & service) compared to 2006 pro forma EBITDA

© 2008 Protection One, Inc . No longer only two true “nationals”

© 2008 Protection One, Inc .

© 2008 Protection One, Inc . Reality... ..an industry slow to adopt technology change SECURITY TECHNOLOGY

© 2008 Protection One, Inc . GPS Monitoring Self Monitoring Video Monitoring Activity Monitoring Cell Phone Control DIY kit A global world with new technologies emerging daily.

© 2008 Protection One, Inc . The traditional security company has become a networking company by default. Protection One alone has millions of devices connected and monitored – not just alarms

© 2008 Protection One, Inc . Protection One Goal: To stay ahead of the curve and lead with next generation products. Product agnostic as we push manufacturers for best in class solutions:

© 2008 Protection One, Inc .

© 2008 Protection One, Inc . Residential Market Penetration *Source: Parks Associates Home Security Forecast (2007) plus our internal primary market research Only 1 in 4 homes have monitored security*

© 2008 Protection One, Inc . Large Residential Market Opportunity Almost 2 million new residential monitoring customers annually* *Source: Parks Associates Home Security Forecast (2007) plus our internal primary market research

© 2008 Protection One, Inc . Growing residential in a challenging economy: Focus on non-penetrated base Clear value propositions Value-added offers Multiple opportunities for offering ancillary services to a stable homeowner

© 2008 Protection One, Inc . Residential RMR Additions $0 $100 $200 $300 $400 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 Residential RMR Additions ($000's) 0.00 0.50 1.00 1.50 2.00 Annualized Single Unit Housing Starts (millions) Residential RMR Additions ($000's) Annualized Single Unit Housing Starts (millions) Consistent Protection One Residential Additions

© 2008 Protection One, Inc . Diversified revenue sources. Innovators and implementers of new technology. Driving growth through a strategic focus on multiple sectors, emphasizing commercial.

© 2008 Protection One, Inc . Adjusted EBITDA Reconciliation Adjusted EBITDA is used by management in evaluating segment performance and allocating resources, and management believes it is used by many analysts following the security industry. This information should not be considered as an alternative to any measure of performance as promulgated under accounting principles generally accepted in the United States of America, such as loss before income taxes or cash flow from operations. Items excluded from Adjusted EBITDA are significant components in understanding and assessing the consolidated financial performance of the Company. See the table below for the reconciliation of Adjusted EBITDA to consolidated loss before income taxes. The Company’s calculation of Adjusted EBITDA may be different from the calculation used by other companies and comparability may be limited. Management believes that presentation of a non-GAAP financial measure such as Adjusted EBITDA is useful because it allows investors and management to evaluate and compare the Company’s operating results from period to period in a meaningful and consistent manner in addition to standard GAAP financial measures. Pro forma Year Ended Year Ended December 31, December 31, 2007 2007 (a) Loss before income taxes (32) (34) Interest expense, net 47 50 Amortization and depreciation expense 62 70 24 24 Stock based compensation expense 2 2 Merger related severance & other 4 4 107 116 A reconciliation of Adjusted EBITDA to Protection One, Inc.'s preliminary and unaudited reported loss before income taxes for the year ended 2007 and the pro forma results for the year ended 2007 follows: (in millions) Amort. of deferred costs in excess of amort. of deferred revenue (a) Pro forma information includes IASG's first quarter results prior to the merger with Protection One.

© 2008 Protection One, Inc . RMR Reconciliation Recurring Monthly Revenue (RMR) RMR is the sum of all the monthly revenue we are entitled to receive under contracts with customers in effect at the end of a period. 2007 (in millions) RMR at December 31 26.7 $ Amounts excluded from RMR: Amortization of deferred revenue 1.0 Other revenue (a) 3.0 Revenue (GAAP basis) December 30.7 January - November 317.2 Total period revenue 347.9 $ (a) Revenue that is not pursuant to periodic contractual billings. The Company believes the presentation of RMR is useful to investors because the measure is often used by investors and lenders to evaluate companies such as Protection One with recurring revenue streams. Management monitors RMR, among other things, to evaluate the Company’s ongoing performance. A reconciliation of RMR to Protection One, Inc.'s reported monitoring and related services revenue follows:

© 2008 Protection One, Inc .